UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 3, 2014

Chemtura Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15339 (Commission file number)	52-2183153 (IRS employer identification number)

1818 Market Street, Suite 3700, Philadelphia, Pennsylvania 199 Benson Road, Middlebury, Connecticut (Address of principal executive offices)		19103 06749 (Zip Code)

(203) 573-2000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously announced, on April 16, 2014, Chemtura Corporation (“Chemtura” or the “Company”) entered into a Stock and Asset Purchase Agreement (as amended, the “SAPA”) with Platform Specialty Products Corporation (“Platform”), a Delaware corporation. As provided in the SAPA, Chemtura agreed to sell its agrochemicals business, Chemtura AgroSolutions, to Platform in exchange for $950 million in cash, 2 million shares of common stock of Platform and the assumption of certain liabilities by Platform. On November 3, 2014, Chemtura completed the sale of its agrochemicals business to Platform. The purchase price is subject to customary post-closing adjustments.
The foregoing description of the SAPA does not purport to be complete and is qualified in its entirety by reference to the SAPA, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, dated April 17, 2014 and incorporated herein by reference.
On November 3, 2014, Chemtura issued a press release announcing the closing of the transaction. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Unaudited Pro Forma condensed consolidated financial information and explanatory notes present the historical unaudited condensed consolidated balance sheet of Chemtura as of September 30, 2014 and the historical unaudited condensed consolidated statement of operations for Chemtura for the nine months ended September 30, 2014 and the historical audited condensed consolidated statement of operations for the year ended December 31, 2013 from continuing operations after the sale of the Chemtura AgroSolutions business, the use of certain proceeds from that sale and the effect of continuing supply agreements with Platform had those transactions occurred as of January 1, 2013 for purposes of the unaudited pro forma condensed consolidated statement of operations and as of September 30, 2014 for purposes of the unaudited pro forma condensed consolidated balance sheet. The unaudited pro forma condensed consolidated financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information

Unaudited Pro Forma condensed consolidated financial information and explanatory notes present the historical unaudited condensed consolidated balance sheet of Chemtura as of September 30, 2014 and the historical unaudited condensed consolidated statement of operations for Chemtura for the nine months ended September 30, 2014 and the historical audited condensed consolidated statement of operations for the year ended December 31, 2013 from continuing operations after the sale of the Chemtura AgroSolutions business, the use of certain proceeds from that sale and the effect of continuing supply agreements with Platform had those transactions occurred as of January 1, 2013 for purposes of the unaudited pro forma condensed consolidated statement of operations and as of September 30, 2014 for purposes of the unaudited pro forma condensed consolidated balance sheet. The unaudited pro forma condensed consolidated financial statements are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release issued by Chemtura, dated November 3, 2014.
99.2
Unaudited Pro Forma condensed consolidated financial information and explanatory notes present the historical unaudited condensed consolidated balance sheet of Chemtura as of September 30, 2014 and the historical unaudited condensed consolidated statement of operations for Chemtura for the nine months ended September 30, 2014 and the historical audited condensed consolidated statement of operations for the year ended December 31, 2013 from continuing operations after the sale of the Chemtura AgroSolutions business, the use of certain proceeds from that sale and the effect of continuing supply agreements with Platform had those transactions occurred as of January 1, 2013 for purposes of the unaudited pro forma condensed consolidated statement of operations and as of September 30, 2014 for purposes of the unaudited pro forma condensed consolidated balance sheet.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chemtura Corporation (Registrant)
By: /s/ Billie S. Flaherty_________________ Name: Billie S. Flaherty Title: EVP, General Counsel & Secretary

Date:	November 3, 2014

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release issued by Chemtura, dated November 3, 2014.
99.2
Unaudited Pro Forma condensed consolidated financial information and explanatory notes present the historical unaudited condensed consolidated balance sheet of Chemtura as of September 30, 2014 and the historical unaudited condensed consolidated statement of operations for Chemtura for the nine months ended September 30, 2014 and the historical audited condensed consolidated statement of operations for the year ended December 31, 2013 from continuing operations after the sale of the Chemtura AgroSolutions business, the use of certain proceeds from that sale and the effect of continuing supply agreements with Platform had those transactions occurred as of January 1, 2013 for purposes of the unaudited pro forma condensed consolidated statement of operations and as of September 30, 2014 for purposes of the unaudited pro forma condensed consolidated balance sheet.